                                     10(GG)

                     Amended and Restated Credit Agreement
                             dated August 16, 1996
                    Amended and restated as of July 18, 1997
                        between SAF Funding Corporation
                          and the Chase Manhattan Bank

                                                                [Execution Copy]


                      AMENDED AND RESTATED CREDIT AGREEMENT


                  Credit Agreement dated as of August 16, 1996, amended and restated as of July 18, 1997, between: SAF FUNDING CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "COMPANY"); each of the lenders that is a signatory hereto (together with its successors and assigns, individually, a "LENDER" and, collectively, the "LENDERS"); and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

                  WHEREAS, the Company, the Lenders and the Administrative Agent are party to a Credit Agreement dated as of August 16, 1996 (as heretofore amended, the "EXISTING CREDIT AGREEMENT"); and

                  WHEREAS, the parties hereto desire to amend and restate the Existing Credit Agreement to, among other things, extend the Commitment Termination Date (as defined in the Existing Credit Agreement) and reduce the commitment fee;

                  NOW, THEREFORE, the parties hereto agree to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement to read in its entirety as set forth in the Existing Credit Agreement, which is incorporated herein by reference, with the amendments thereto specified in Section 2 below:

                  Section 1. DEFINITIONS. Capitalized terms used but not otherwise defined herein have the meanings given them in the Existing Credit Agreement.

                  Section 2. AMENDMENTS. Subject to Section 3 hereof, the Existing Credit Agreement is hereby amended as follows:

                  A. GENERAL. References in the Existing Credit Agreement to the Credit Agreement (including indirect references) shall be deemed to be references to the Existing Credit Agreement as amended and restated hereby.

                  B. DEFINITIONS. Section 1.01 of the Existing Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and amending in their entirety the following definitions (to the extent not already included in said Section 1.01), as follows:

                  "AMENDMENT EFFECTIVE DATE" shall mean the date upon which the conditions specified in Section 3 of the Amended and Restated Credit Agreement shall have been satisfied.


                      Amended and Restated Credit Agreement
                      -------------------------------------

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                                      -2-


                  "COMMITMENT TERMINATION DATE" shall mean June 29, 1998, subject to extension as provided in Section 2.10 hereof.

                  C. CHANGE IN COMMITMENT FEE. Section 2.04 of the Existing Credit Agreement shall be amended in its entirety to read as follows:

                  2.04 COMMITMENT FEE. The Company shall pay to the Administrative Agent for account of each Lender a commitment fee on the daily average unused amount of such Lender's Commitment, for the period from and including the Amendment Effective Date to but not including the earlier of the date such Commitment is terminated and the Commitment Termination Date, at a rate per annum equal to 0.20%. Accrued commitment fee shall be payable on each Quarterly Date and on the earlier of the date the Commitments are terminated and the Commitment Termination Date.

                  Section 3. CONDITIONS PRECEDENT. The effectiveness of the amendment and restatement of the Existing Credit Agreement contemplated hereby is subject to the following conditions precedent:

                  (a) Counterparts of this Amended and Restated Credit Agreement shall have been duly executed and delivered by the Company, each of the Lenders and the Administrative Agent;

                  (b) The conditions precedent to the extension of the Existing Commitment Termination Date specified in Section 2.10(c) and (d) of the Existing Credit Agreement shall have been satisfied (except that, for purposes of clauses (i) through (iv) of said Section 2.10(d), the conditions specified therein shall be required to be satisfied only as of the Existing Commitment Termination Date); and

                  (c) The execution and delivery of (i) the consent and confirmation relating to (x) the Parent Pledge Agreement, in substantially the form of Exhibit I attached hereto, and (y) the Put Agreement, in substantially the form of Exhibit II attached hereto, and
         (ii) the consent relating to the Standby Purchase Agreement, in substantially the form of Exhibit III attached hereto, in each case by the parties to each of the foregoing.

                  Section 4. CONFIRMATION OF SECURITY. The Company hereby confirms that the obligations of the Company under this Amended and Restated Credit Agreement are entitled to the benefits of the Pledge and Security Agreement dated as of August 16, 1996 (the "COMPANY PLEDGE AGREEMENT") between the Company and the Administrative Agent (and shall constitute "Secured Obligations" (as defined in the Company Pledge Agreement) under and for all purposes of the Company Pledge Agreement) and that references in the Company Pledge Agreement to the Credit Agreement (including indirect references) shall be deemed to be references to this Amended and Restated Credit Agreement.

                  Section 5. AUTHORIZATIONS. By its signature below each Lender authorizes (i) the Administrative Agent to execute and deliver the consent and confirmation related to each of the


                      Amended and Restated Credit Agreement
                      -------------------------------------



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                                      -3-


Parent Pledge Agreement and the Put Agreement referred to in Section 3(c) hereof and (ii) together with the authorization of the Administrative Agent (which shall be evidenced by its signature below) the Company to execute and deliver the consent related to the Standby Purchase Agreement referred to in Section 3(c) hereof.

                  Section 6. MISCELLANEOUS. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This Amended and Restated Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amended and Restated Credit Agreement by signing any such counterpart and sending the same by telecopier, mail messenger or courier to the Administrative Agent or counsel to the Administrative Agent. This Amended and Restated Credit Agreement shall be governed by, and construed in accordance with, the law of the State of New York.


                      Amended and Restated Credit Agreement
                      -------------------------------------


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                                      -4-


                  IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed as of the day and year first above written.

                                        SAF FUNDING CORPORATION


                                        By
                                          ------------------------------
                                          Title:







                      Amended and Restated Credit Agreement
                      -------------------------------------


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                                      -5-


                                   THE LENDERS
                                   -----------


                                     THE CHASE MANHATTAN BANK



                                     By
                                       -----------------------------------
                                        Title:


                                     BANK ONE, N.A.


                                     By
                                       -----------------------------------
                                        Title:


                                     CREDIT LYONNAIS NEW YORK BRANCH


                                     By
                                       -----------------------------------
                                        Title:


                                     DRESDNER BANK AG NEW YORK BRANCH
                                       AND GRAND CAYMAN BRANCH


                                     By
                                       -----------------------------------
                                        Title:


                                     By
                                       -----------------------------------
                                        Title:


                                     FLEET NATIONAL BANK


                                     By
                                       -----------------------------------
                                        Title:



                      Amended and Restated Credit Agreement
                      -------------------------------------

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                                      -6-


                                     KEYBANK NATIONAL ASSOCIATION


                                     By
                                       -----------------------------------
                                        Title:


                                     MELLON BANK, N.A.


                                     By
                                       -----------------------------------
                                        Title:


                                     UNION BANK OF CALIFORNIA, N.A.


                                     By
                                       -----------------------------------
                                        Title:


                                     NATIONAL CITY BANK OF COLUMBUS


                                     By
                                       -----------------------------------
                                        Title:


                      Amended and Restated Credit Agreement
                      -------------------------------------

                                     THE ADMINISTRATIVE AGENT
                                     ------------------------


                                     THE CHASE MANHATTAN BANK,
                                       as Administrative Agent


                                     By
                                       -----------------------------------
                                        Title:




                      Amended and Restated Credit Agreement
                      -------------------------------------